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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 28, 1997
                                                --------------------------------


                        Garden State Newspapers, Inc.
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            (Exact name of registrant as specified in its charter)


Delaware                                                         22-2675173
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(State or other jurisdiction        (Commission                   (IRS Employer
  of incorporation)                 File Number)             Identification No.)




1560 Broadway, Suite 1450, Denver, CO                                   80202
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(Address of principal executive offices)                             (Zip Code)




Registrant's telephone number, including area code         (303) 837-0886
                                                  ------------------------------


                                   No Change
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       (Former name or former address, if changed since last report.)

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Item 2.     Acquisition or Disposition of Assets

On February 28, 1997, Garden State Newspapers, Inc. (the "Registrant"), acquired from Thomson Newspapers, Inc., substantially all the assets used in the publication of the Sentinel & Enterprise, The Daily News and The Daily Non-Pareil, daily newspapers distributed primarily in Fitzburg and Leominster, Massachusetts; Lebanon, Pennsylvania; and Council Bluffs, Iowa, respectively, and five weekly newspapers distributed in and around these same cities, for approximately $51.4 million in cash. The daily newspapers combined had daily and Sunday circulation of approximately 58,000 and 60,000 at September 30, 1996.

Proceeds from the sale of the Potomac News and borrowings under the Company's existing bank revolvers was used to acquire the newspapers described above.

The descriptions of the purchase transaction set forth herein are qualified in their entirety by the provisions of the purchase agreement, which is attached hereto as an exhibit.



Item 7.          Financial Statements, Pro Forma Financial Information and
                 Exhibits

 (a)             Financial Statements of Businesses Acquired

                 Because it is impracticable at this time to file the financial statements required under this Item, such information is not included in this report. The required financial statements will be filed at the earliest practicable date and, in any event, no later than May 14, 1997.


 (b)             Unaudited Pro Forma Financial Information

                 Because it is impracticable at this time to file the pro forma financial information required under this Item, the required information will be filed at the earliest practicable date and, in any event, no later than May 14, 1997.





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 (c)             Exhibits

                 Item No.                              Description

                   2.1 Asset Purchase Agreement by and among Thomson Newspapers, Inc., Seller, and Garden State Newspapers, Inc., Purchaser, relating to the Sentinel & Enterprise and various related publications published in Fitchburg, Massachusetts; The Daily News and various related publications published in Lebanon, Pennsylvania; and The Daily Non-Pareil and various related publications published in Council Bluffs, Iowa, dated February 27, 1997.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         GARDEN STATE NEWSPAPERS, INC.



Date:  March 5, 1997                     By: /s/ Joseph J. Lodovic, IV
                                         --------------------------------------
                                                 Joseph J. Lodovic, IV
                                                 Executive Vice President,
                                                 Chief Financial Officer





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                              INDEX TO EXHIBITS



Exhibit
Number             Description
--------           -----------
    2.1            Asset Purchase Agreement by and among Thomson Newspapers,
                   Inc., Seller, and Garden State Newspapers, Inc., Purchaser,
                   relating to the Sentinel & Enterprise and various related
                   publications published in Fitchburg, Massachusetts; The
                   Daily News and various related publications published in
                   Lebanon, Pennsylvania; and The Daily Non-Pareil and various related publications published in Council Bluffs, Iowa,
                   dated February 27, 1997.